Exhibit 10.48

Class A Shares (Common Shares)

ALLEGRO MICROSYSTEMS, INC.

FORM OF REPURCHASE AGREEMENT

This REPURCHASE AGREEMENT (together with the exhibits hereto, this “Agreement”) is made and entered into as of the date set forth on the signature page hereto, by and between _____ (“Holder”) and Allegro MicroSystems, Inc. (f/k/a Sanken North America, Inc.), a Delaware corporation (the “Company”), effective as of the Pricing Date (as defined below). For the avoidance of doubt and for all purposes of this Agreement, references herein to the “Company” include Sanken North America, Inc., a Delaware corporation.

RECITALS

A.

Pursuant to that certain Class A Restricted Stock Award Agreement, by and between the Company, Holder and certain other parties named therein, dated as of _____ (the “Class A Agreement”), the Company issued to Holder and Holder currently holds ____ shares of Class A Common Stock of the Company (the “Class A Shares”), which Class A Shares shall (i) vest upon, among other events, the consummation by the Company of an initial public offering of its common stock (an “IPO”) occurring on or prior to the seventh anniversary of the Class A Agreement date and (ii) trigger certain tax obligations, together with the payment of any Retained Dividends, under federal, state, local and or non-U.S. law in connection with such vesting, based on the assumptions set forth on Schedule A attached hereto (such obligations, collectively, the “Tax Obligations”).

B.

In connection with the contemplated IPO, effective as of the Pricing Date but subject to and conditioned upon the closing of the IPO, the Company and Holder mutually desire that, subject to and in accordance with the terms and conditions set forth herein, Holder sell, assign, transfer and convey to the Company, and the Company repurchase from Holder, the Repurchased Shares (as defined below) (collectively, the “Repurchase”) and that the proceeds of such Repurchase together with any Retained Dividends then-held by the Company (as defined below) be used to satisfy the Tax Obligations as set forth herein.

AGREEMENT

In consideration of the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Vesting of Class A Shares; Dividend Holdback. Notwithstanding any provision of the Class A Agreement to the contrary, Holder and the Company hereby acknowledge and agree that, if and to the extent that the Class A Shares would vest in connection with the closing of the IPO pursuant to the Class A Agreement, the Class A Shares shall vest upon the date on which the Company’s underwriters set the price for the IPO (the “Pricing Date”) rather than upon the closing of the IPO, subject to and conditioned upon the closing of the IPO as set forth below, and that the foregoing shall constitute an amendment to the Class A Agreement to the extent inconsistent therewith. In addition, notwithstanding any provision of the Class A Agreement to the contrary, Holder and the Company hereby acknowledge and agree that, if and to the extent that the Company declares and pays a cash dividend to holders of shares of Class A Common Stock of the Company on or prior to December 24, 2020 (and prior to the closing of the IPO) (a “Dividend”), then any portion of the net after-tax amount of the Dividend payable in respect of the Class A Shares (if any) shall be held back by the Company (and not paid to Holder) as set forth herein without regard to the vested status of the Class A Share in respect of which the Dividend amount is paid (any such dividends so retained by the Company, together, the “Retained Dividends”), and shall be applied or paid (without interest) in the manner set forth below. For clarity, the foregoing shall constitute an amendment to the Class A Agreement to the extent inconsistent therewith, and the Holder hereby waives any rights against the Company or its equityholders and affiliates in respect of the Retained Dividends (whether under the organizational documents of the Company or otherwise), except for any rights in respect of the Retained Dividends as are expressly provided herein.

2. Repurchase of Common Shares. Effective as of the Pricing Date, subject to and conditioned upon the closing of the IPO, the Company shall automatically and without further action by any party, repurchase from Holder a number of shares of the Company’s common stock as-converted in connection with the pricing of the IPO and issuable to Holder in respect of Holder’s Class A Shares (the “Repurchased Shares”) with an aggregate value equal to (i) the Tax Obligations, as determined by the Company based on the assumptions set forth on Schedule A hereto, less (ii) the net after-tax value of the Retained Dividends, to the extent that the Company (or its affiliate) holds any Retained Dividends as of the Pricing Date. The Repurchased Shares shall be repurchased in accordance with the foregoing at a price equal to the IPO price per share of the Company’s common stock (as determined by the Company’s Board of Directors (in consultation with the underwriter in the IPO) as of the pricing of the IPO) less the per share “spread” realized by the underwriter in connection with the IPO, as determined by the Company, (such repurchase amount, in the aggregate, the “Purchase Price”); provided, that if the IPO does not close on or prior to the 30th day following the Pricing Date, the Class A Shares shall be deemed not to have vested and the Repurchase shall be null and void and of no force or effect on any party. Holder hereby expressly authorizes and directs the Company to pay the Purchase Price and the net after-tax value amount of any Retained Dividends then-held by the Company directly to the applicable taxing authorities in respect of any portion of the Tax Obligations with respect to which the Company has a duty to withhold taxes, in lieu of any payment to Holder in respect of such portion of the Purchase Price and any Retained Dividend (as applicable). The Company shall promptly (and in any event within thirty days after the Pricing Date) pay to Holder any portion of the Purchase Price and any Retained Dividends (in each case, without interest) that, taken together, exceed such tax withholding obligations. Holder acknowledges and agrees that Holder shall be and remain solely liable for the payment of any Tax Obligations imposed on Holder in connection with the transactions contemplated by this Agreement in excess of amounts withheld by the Company, and shall timely remit such Tax Obligations to the applicable taxing authority. For clarity: (x) if the Pricing Date does not occur on or prior to December 24, 2020, the Retained Dividends (if any) shall be distributed to Holder no later than December 31, 2020, and (y) if a Dividend is not paid to the Company’s shareholders or if the Company (or its affiliate) otherwise holds no Retained Dividends as of the Pricing Date, then, in each case, the Company shall repurchase a number of Repurchased Shares with an aggregate value equal to the Tax Obligation, as determined by the Company based on the assumptions set forth on Schedule A hereto.

3. Instruments of Transfer; Closing. Concurrently with the execution and delivery of this Agreement, Holder is delivering to the Company (A) one or more certificates representing all shares that may become Repurchased Shares (to the extent such shares are certificated), together with a duly executed Stock Power with respect to all shares that may become Repurchased Shares in the form attached hereto as Exhibit A (the “Stock Power”) (it being understood that the number of Repurchased Shares to be covered by such Stock Power is being left blank on the date hereof, and the Company shall be authorized to insert the number of Repurchased Shares into such Stock Power on the date that such number is actually known, and the Holder agrees and acknowledges that such Stock Power shall remain effective as to such number of Repurchased Shares for all purposes and in all respects) and (B) to the extent applicable, a duly executed spousal consent form in the form attached hereto as Exhibit B (the “Spousal Consent”). The closing of the transactions contemplated hereby (the “Closing”) shall take place for all purposes and in all respects and (subject to Section 2 above) shall be effective as of the Pricing Date and immediately following the conversion of Class A Shares into common stock of the Company in connection with the pricing of the IPO; provided, however, that notwithstanding the foregoing or anything contained herein, in the event that the Pricing Date otherwise does not occur on or prior to the six-month anniversary of the date hereof for any reason or no reason, this Agreement shall automatically, and without notice, terminate without any obligation on the part of any party hereto and the provisions of this Agreement shall be of no force or effect.

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4. Certain Acknowledgements; Rights as the Stockholder.

a. Holder and the Company acknowledge and agree (i) that the Purchase Price constitutes full and final payment for the Repurchased Shares, and (ii) that from and after the Closing, the Repurchased Shares shall cease to be outstanding for any and all purposes, and Holder shall no longer have any right, title or interest in or to the Repurchased Shares, including any rights with respect to such Repurchased Shares that Holder may have had under the Company’s governing documents (if any).

b. Holder hereby acknowledges and agrees, for and in consideration of the matters set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, that the provisions of that certain Registration Rights Agreement, dated as of October 3, 2017 among the Company, Holder and the other parties thereto are hereby terminated to the extent they relate to Holder, and Holder hereby ceases to be a party thereto and shall have no rights thereunder for any purpose or in any respect. In addition, in connection with the pricing of the IPO, Holder agrees that it will enter into a customary “lock-up” agreement proposed by the Company and the underwriters in the IPO.

5. Withholding Rights; Taxes. The Company shall be entitled to deduct and withhold from the Purchase Price any such amounts as it may be required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, or any other applicable provision of state, local or other tax law. Holder has had the opportunity to consult with his or her own tax advisors the tax consequences of the Repurchase and the transactions contemplated by this Agreement. Holder acknowledges and confirms that Holder is relying solely on such advisors and not on any statements or representations of the Company or any of the Company’s directors, officers, employees, affiliates, advisors or agents. Holder further acknowledges that the Company has not provided any legal, financial, accounting, tax or other advice with respect to the transactions contemplated hereby. Except as expressly set forth herein, Holder shall be solely responsible for paying any and all of his or her own taxes and any related penalties, fines and interest arising out of or related to the transactions contemplated hereby, including, without limitation, any capital gains taxes arising from the sale of the Repurchased Shares to the Company.

6. Representations and Warranties of Holder to the Company. Holder represents and warrants to the Company that:

a. Title to Repurchased Shares. Holder is the sole legal and beneficial owner of the Repurchased Shares and has good and valid title thereto, free and clear of all liens, charges, pledges, covenants, restrictions or other encumbrances or adverse claims or rights of others.

b. Authority; Binding Agreement. Holder has the requisite power and authority to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Holder and constitutes the legal and binding obligation of Holder, enforceable against Holder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

c. No Conflict. The execution and delivery of this Agreement by Holder, the performance by Holder of his or her obligations pursuant to this Agreement, and the consummation of the transactions contemplated hereby will not result in a breach by Holder of, or constitute a default by Holder, under any agreement, instrument, decree, law, judgment or order to which Holder is a party, to which the properties of Holder may be subject, or by which Holder may be bound.

7. Survival. The representations, warranties and covenants of Holder contained in, or made pursuant to, this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company.

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8. Further Action. Holder covenants and agrees to execute and deliver, at the request of the Company, such further instruments of transfer and assignment and to take such other actions as the Company may reasonably request to more effectively consummate the transactions contemplated by this Agreement. Each party hereto shall execute and deliver all such further and additional instruments and agreements and shall take such further and additional actions, as may be reasonably requested by the Company (prior to, on or after the Closing) to evidence or carry out the provisions of this Agreement or to consummate the transactions contemplated hereby.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding and effective for all purposes.

10. Entire Agreement. This Agreement, together with the exhibits hereto, set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties between the Company and Holder (or any representative of the Company or Holder), whether or not in writing, with respect to the subject matter hereof.

11. Governing Law; Submission to Jurisdiction. This Agreement, together with the transactions contemplated hereby and the rights and obligations of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles relating to conflicts of law. The parties hereto hereby irrevocably and unconditionally consent to the jurisdiction of any state or federal court sitting in Delaware, in any action or proceeding relating to or arising out of this Agreement, and agree that all claims in respect of any such action or proceeding may be heard and determined in any such court.

12. Waiver of Jury Trial. THE PARTIES EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREE AND CONSENT THAT, ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13. Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, executors, administrators, legal representatives, heirs and legal assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Neither this Agreement nor any right or obligation hereunder shall be assigned, delegated, or otherwise transferred (whether voluntarily, by operation of law, by merger, or otherwise) by Holder without the prior written consent of the Company. Any attempted assignment, delegation, or transfer in violation of this Section 13 shall be void and of no force or effect.

14. Severability. The parties agree that each provision or portion thereof of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

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15. Amendments; Waivers. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and Holder. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by the other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission or waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

16. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

[signature page follows]

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IN WITNESS, WHEREOF, the parties hereto have executed this Agreement as of the respective dates set forth below.

HOLDER:

NAME:

Date:

THE COMPANY:

ALLEGRO MICROSYSTEMS, INC.

By:
Name:
Title:

Date:

[Signature Page to Repurhcase Agreement (Class A/Common Shares)]

Schedule A

Assumed Tax Rates

•	U.S. Federal: ___%

•	State (___): ___%

•	City/Local: ___%

•	FICA/Employment: ___%

•	Other Combined Taxes (including, for clarity, any Taxes in excess of Tax withholding amounts on resulting from the Repurchase and/or the Retained Dividends): ___%

Exhibit A

Stock Power

(see attached).

ALLEGRO MICROSYSTEMS, INC.

STOCK POWER

FOR VALUE RECEIVED, _________________, an individual (“Holder”) hereby assigns and transfers unto Allegro MicroSystems, Inc. (f/k/a Sanken North America, Inc.), a corporation organized under the laws of the State of Delaware (the “Company”), ______________ shares of the Company’s Common Stock, standing in Holder’s name on the books of the Company, and does hereby irrevocably constitute and appoint any officer of the Company as Holder’s true and lawful attorney to assign and transfer said interests on the books of the Company with full power of substitution.

Dated:

HOLDER:

Name:

[Signature Page to Stock Power (Exhibit A)]

Exhibit B

Spousal Consent

The undersigned represents that the undersigned is the spouse of:

and that the undersigned is familiar with the terms of the Repurchase Agreement (the “Agreement”) entered into by the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated:
Name:

[Signature Page to Spousal Consent (Exhibit B)]